CONSENT, WAIVER AND AMENDMENT

     This Consent, Waiver and Amendment, dated as of June 19, 2000 (this "Consent"), relating to the Credit Agreement referenced below is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties hereto (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Guarantors, the Agent and the Banks are parties to a Term Loan Agreement dated as of November 5, 1999, as amended by a First Amendment to Term Loan Agreement dated as of February 10, 2000, a Second Amendment to Term Loan Agreement dated as of March 30, 2000 and a Third Amendment to Term Loan Agreement dated as of April 24, 2000 (the "Credit Agreement") pursuant to which the Banks extended a term loan. Capitalized terms used and not otherwise defined or amended in this Consent shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks (i) provide a consent and wavier under the Credit Agreement and (ii) modify certain provisions of the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

     1.     AMENDMENT.  The  Credit Agreement is hereby amended in the following
            ---------
respects:

     (a)     Amendment  of  Section  1.1.  Section  1.1(a)  is hereby amended by
             ---------------------------
adding the following definition of "Base Rate Margin" to the definitions therein in the appropriate alphabetical order:

"Base Rate Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     (b)     Amendment  of  Section  2.6(a).  Section  2.6(a)  of  the  Credit
             ------------------------------
Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

            (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate plus the Base Rate Margin.

     (c)     Amendment  to  Pricing  Schedule.  The  Pricing  Schedule shall be
             -----------------------------
amended and  restated  as  per  the  attachment  hereto.

     2.     CONSENT  AND  WAIVER
            --------------------

     We understand that the Borrower intends to incur indebtedness, which will be subordinate to all indebtedness owing under the Credit Agreement and the Term Loan, in an aggregate principal amount of up to $24,000,000 (the "Subordinated Loan") and to use the proceeds of such Subordinated Loan to pay the fee (together with related expenses of both Politic Acquistion Corp. and Welsh Carson Anderson & Stowe VIII) to Welsh Carson Anderson & Stowe, L.P. or Politic Acquisition Corp. (or its designated beneficiary) as required under the Amended and Restated Agreement and Plan of Merger between Politic Acquisition Corp. and the Borrower (such fee hereinafter referred to as, the "Break-up Fee"). Section 2.9(c) of the Credit Agreement requires that the Borrower apply 100% of the net cash proceeds of any issuance of debt securities for cash to prepay the Term Loan. As the payment of the Break-up Fee with the proceeds of the Subordinated Loan by the Borrower would otherwise violate the provisions of Section 2.9(c), the Banks, effective as of the date hereof, hereby (a) consent to payment by the Borrower of the Break-up Fee with the proceeds of the Subordinated Loan, and (b) grant a limited one-time waiver of any Default or Event of Default that would otherwise arise pursuant to Section 2.9(c), provided that the Subordinated Loan
                                             --------
shall be subordinated to the indebtedness owing under the Credit Agreement and the Senior Bank Facility on terms and conditions and pursuant to documentation satisfactory in all respects to the Agent.

     3. The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that (i) after giving effect to this Consent, no Default or Event of Default has occurred and is continuing; (ii) after giving effect to this Consent, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and (iii) the making and performance by the Borrower and the Guarantors of this Consent have been duly authorized by all necessary corporate action.

     4. This Consent may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     5. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as modified by this Consent.

     6. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

     7. The parties hereto agree that Policy Management Systems Investments, Inc. shall execute this Consent by or on June 28, 2000 and the failure by them to so execute this Consent by such date shall be an Event of Default under the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent as of the date first written.

BORROWER:     POLICY  MANAGEMENT  SYSTEMS
--------
              CORPORATION


              By:/S/  Stephen  G.  Morrison
                ---------------------------
              Title:  Exec.  VP,  General  Counsel  &  Secretary
                    --------------------------------------------


GUARANTORS:   MYND  CORPORATION  F/K/A  CYBERTEK
----------
                   CORPORATION
              MYND  INTERNATIONAL,  LTD.
              MYND  PARTNERS,  L.P.  F/K/A  CYBERTEK
                   SOLUTIONS,  L.P.
                   By:  POLICY  MANAGEMENT
                   SYSTEMS  CORPORATION,  its  General
                   Partner
              MYND  CORPORATION  F/K/A  DORN
                   TECHNOLOGY  GROUP,  INC.
              MYND  CORPORATION  F/K/A  THE
                   LEVERAGE  GROUP,  INC.
              SOFTWARE  SERVICES  HOLDING,  INC.


              By:/S/  Stephen  G.  Morrison
                ---------------------------
              Title:  Secretary
                    -----------

              POLICY  MANAGEMENT  SYSTEMS
                   INVESTMENTS,  INC.


              By:/S/  Elizabeth  D.  Powers
                 --------------------------
              Title:  President
                    -----------

BANKS:        BANK  OF  AMERICA,  N.A.
-----

              By:/S/  Michael  J.  McKenney
                 --------------------------
              Title:   Managing  Director
                     --------------------


              WACHOVIA  BANK,  N.A.

              By:/S/  Donald  E.  Sellers,  Jr.
                 ------------------------------
              Title:  Vice  President
                     ----------------


              FIRST  UNION  NATIONAL  BANK


              By:/S/  Franklin  M.  Wesssinger
                 -----------------------------
              Title:  Senior  Vice  President
                      -----------------------

                                PRICING SCHEDULE


     Each of "Base Rate Margin", "Euro-Dollar Margin" and "Facility Fee Rate" means, for any date, the rates set forth below:



Base  Rate  Margin:

     January  1,  2000  through  July  15,  2000              0%
     July  16,  2000  through  October  15,  2000             1.00%
     October  16,  2000  through  January  31,  2001          2.00%

Euro-Dollar  Margin:

     January  1,  2000  through  July  15,  2000              2.75%
     July  16,  2000  through  October  15,  2000             3.75%
     October  16,  2000  through  January  31,  2001          4.75%


Facility  Fee  Rate  (retroactive  to  January  1,  2000)     0.50%



63